Exhibit 10.36

Loan Contract by and between AVIC Capital

Investment Management (Shenzhen) Co., Ltd and

Wuhan Kingold Jewelry Inc

Date

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Loan Contract

The Loaner (Party A): AVIC Capital Investment Management (Shenzhen) Co., Ltd

Residence: Room 201, Building A, 1# First Qianwan Road, Qianhai Hong Kong - Shenzhen Cooperation Zone, Shenzhen City

Business Address: 3906# Times Square Excellence, Futian Centre, Shenzhen City

Post Code: 518017

Legal Representative: Cai Mingsheng

Fax:

Telephone:

The Borrower (Party B): Wuhan Kingold Jewelry Inc.

Residence: 15# Huangpu Science and Technology Park, Jiang’an District, Wuhan City

Post Code: 430023

Legal Representative (Responsible Person): Jia Zhihong

Fax: 027-65694977

Telephone: 027-65694977

Whereas:

Party A is a limited liability company validly existing and established under the laws, and Party B is an incorporated company validly existing and established under the laws; both parties hereto conclude and sign the Contract for mutual compliance and execution through negotiation according to relevant laws and regulations.

Article I Definition

Unless otherwise specified in the Contract or explained in the context, the terms and definitions in the Contract should have the same implications as those in other documents concerned.

1.1 The Contract: it refers to the Loan Contract (Contract No.: ) concluded and signed between Party A and Party B as well as any valid revision and supplementation concerned.

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1.2 Loan issuance date: for each loan, it refers to the date when Party A issues the loan to Party B as agreed in the Contract, specifically the date indicated in the Loan Receipt corresponding to the loan. In case the initial loan issuance date is inconsistent with the effective date of the Contract or a certain subsequent loan issuance date is inconsistent with the actual capital appropriation date corresponding to the loan, the effective date of the Contract or the actual capital appropriation date corresponding to the subsequent loans should be regarded as the loan issuance date.

1.4 Interest settlement date: it refers to March 15, June 15, September 15, December 15 of each civil year and the loan expiry date. The interest settlement date should not be postponed.

1.5 Interest payment date: it refers to each interest settlement date, and in case the interest settlement date is a non-working day, the interest payment date should be postponed to the next working day.

1.6 Month: for each loan, it refers to the loan month calculated from the loan issuance date or the date corresponding to the monthly loan issuance date (including the current date; if no corresponding date in this month, it refers to the last day of current month) to the date corresponding to the loan issuance date of the next month (including the current date; if no corresponding date in this month, it refers to the last day of current month). The specific start date should be consistent with the date indicated in the Loan Receipt corresponding to the loan.

1.7 Year: for each loan, it refers to a loan year when the loan is issued for twelve months since the loan issuance.

1.8 Pledgor: it refers to Wuhan Kingold Jewelry Co., Ltd

1.9 Gold pledge contract: it refers to the Gold Pledge Contract (Contract No.: ) concluded and signed between Party A and the pledgor.

1.10 Yuan: it refers to RMB.

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1.11 China: it refers to the People’s Republic of China (excluding Hong Kong Special Administrative Region, Macao Special Administrative Region and Taiwan Region).

Article II Loan Amount

The total amount of the loan under the Contract is RMB SIX HUNDRED MILLION ONLY (¥600,000,000.00).

Article III Intended Use of Loan and Supervision

3.1 The loan under the Contract should be used for supplementing the circulating fund of Party B.

Party B should strictly utilize the loan under the Contract as specified, and should not change the intended use of the loan without obtaining the written consent from Party A in advance. Moreover, Party B should not utilize the loan for fixed asset investment, equity investment, securities investment, land banking, real estate development, etc., or for other projects violating national laws & regulations and policies.

Article IV Loan Term

4.1 The loan under the Contract is issued by installment, and the amount of the first loan is RMB TWO HUNDRED AND NINETY MILLION ONLY (¥290,000,000.00), and the corresponding loan term should be twenty four months since each loan issuance date.

4.2 In case of any condition agreed in the Contract, Party A has the right to announce the accelerated expiry of all or part of the loans.

Article V Interest Rate, Arrangement Fee, Interest Accrual, Interest Settlement, Interest Payment and Default Interest

5.1 Borrowing rate

The borrowing rate under the Contract is the annual interest rate, namely 7.5%/year.

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5.2 Arrangement fee

The arrangement fee under the Contract is 3% of the total amount of the loan, and should be paid by Party B to Party A within one month since the initial loan issuance date.

5.3 Interest accrual

The loan interest should be calculated since the loan issuance date according to the actual amount and the actual loan days. The interest of the loan under the Contract should be daily calculated: daily interest rate = monthly interest rate/30 = annual interest rate/360. Daily interest payable of Party B = current loan balance x [7.5%]/360.

5.4 Interest settlement

The loan interest for the period from the loan issuance date (including) or the previous interest settlement date (including) to current interest settlement date (excluding) should be calculated on the corresponding interest settlement date under the Contract, and the last interest settlement date of the loan under the Contract should be the principal repayment date of the loan under the Contract, and both the principal and the interests accrued should be paid off on that day.

5.5 Interest payment

Party B should pay the corresponding loan interest as scheduled at a full amount on each interest payment date. In case of installment loan issuance, the corresponding interest should be independently calculated and paid for each loan as follows:

The interest payable of Party B on each interest payment date in the first year of the loan issuance = ∑ daily loan balance during the period from the loan issuance date (including) or the previous interest settlement date (including) to current interest settlement date (excluding) ×[7.5]%/360; The interest payable of Party B on each interest payment date in the second year of the loan issuance = ∑ daily loan balance during the period from the loan issuance date (including) or the previous interest settlement date (including) to current interest settlement date (excluding) ×[7.5]%/360

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5.6 Default interest

(1) In case Party B fails to utilize the loan as agreed, for the part of the loan, not utilized as agreed in the Contract, the interests accrued should be collected at double original interest rate since the date of loan utilization change.

(2) In case Party B fails to repay the loan as scheduled, for the unpaid loan, the interests accrued should be daily collected at the interest rate of 1‰. In case the interests accrued are not paid as scheduled, the compound interests should be collected according to above default interest rate.

(3) The original interest rate refers to the applicable interest rate before the loan expiry date (including the accelerated expiry date or the extended expiry date).

(4) In case the loan is overdue and is not utilized as agreed in the Contract, the higher default interest rate should be taken to calculate the interests accrued.

Article VI Loan Issuance

6.1 Only when the following conditions can be met, Party A has the obligation to issue the loan agreed in the Contract to Party B:

(1) Party B and other parties concerned should have provided their necessary and legally valid internal and/or external approval and authorization documents for relevant issues according to validly existing laws & regulations, articles of incorporation or other organization documents;

(2) Such transaction documents as the Contract, the Gold Pledge Contract and the Guaranty Contract should have been signed and come into effect;

(3) The notarial procedure for the compulsory execution of the Contract, the Gold Pledge Contract and the Guaranty Contract should have been completely handled;

(4) The pledge registration procedure should have been completely handled, and the pledged gold should have been sealed and stored in the safe deposit box of a local bank in Wuhan;

(5) All pledged objects should have been insured to the People’s Insurance Company of China (PICC), and PICC should have issued the insurance contract in which Party A is the first beneficiary;

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(6) As of the loan issuance date, any statement and guarantee made by Party B should be truthful, accurate and valid, and the financial condition of Party B should be basically as the same as that at the contract signing, without any significant adverse change;

(7) As of the loan issuance date, the loan issued by Party A to Party B according to the Contract should not violate any laws & regulations or any stipulation of the supervision department;

(8) The business condition of Party B (including but not limited to the financial condition) should not have any substantial change which may bring significant adverse influence on the transactions under the Contract;

(9) The loan under the Contract should not be prohibited or restricted by any law, regulation, rule or other normative document, or any supervision organization;

(10) Other conditions required by Party A.

6.2 Party A should, within [three] days after all preconditions specified in Article 6.1 are met (except that one or more preconditions are clearly exempted by Party A), issue the loan to the following account of Party B:

Deposit Bank:

Bank Account:

Account Name: Wuhan Kingold Jewelry Inc.

Article VII Repayment

7.1 Repayment principle

Any repayment from Party B under the Contract should be firstly for the interest accrued and then for the principal, but Party A has the right to use the repayment from Party B to pay various expenses that should be borne by Party B but is paid by Party A therefor and the expense for realizing the creditor’s right of Party A.

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In case the repayment from Party B is not enough to settle the due payable for Party A under the Contract (including but not limited to loan principal, interest, default interest, compound interest, default penalty, damage compensation, expense for realizing the creditor’s rights of Party A and other accrual expenses), Party A has the right to determine the repayment sequence of loan principal, interest, etc.

7.2 Principal and interest repayment

Party B should pay the due interest to Party A on each interest payment date as agreed in Article 5.4 of the Contract, and the last interest payment date should be the principal repayment date of the loan under the Contract, and the principal and the interests accrued should be paid off on that day.

7.3 Prepayment

(1) Party B may, after each loan is issued for twelve months, request for the prepayment of the loan concerned, but must apply to Party A in a written form at least [sixty] days in advance.

(2) The interest rate agreed in the Contract should not be changed, regardless of the prepayment of Party B.

(3) The interest for the prepayment of Party B should be collected as agreed in the Contract. In case the loan term in current month is less than thirty days, the interest accrued should be also calculated according to thirty days; in case the loan term in current month is more than thirty days (including), the interest accrued should be calculated according to the actual borrowing days.

(4) In case of prepayment, Party B must once pay off the loan principal and interest.

Article VIII Loan guarantee

8.1 Party B should provide the following guarantees for all debts under the Contract (including but not limited to loan principal, interest, default interest, compound interest, default penalty, damage compensation, all expenses for the realization of the creditor’s rights of the lender and other expenses payable):

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(1) Pledge: Party B should provide legally owned gold with the content not less than 99.99% as the pledge guarantee to Party A. Please refer to the Gold Pledge Contract for the specific information.

(2) Guarantee: the actual controller — Jia Zhihong of Party B should provide guarantee for all debts under the Contract. Please refer to the Guaranty Contract for the specific information.

Article IX Party A’s Rights and Obligations, Statement and Promise

9.1 Party A’s rights

(1) Party A has the right to collect loan principal and other funds incurred from Party B;

(2) Party A has the right to request Party B to provide the latest financial statement audited by an accounting firm and all information regarding the loan under the Contract;

(3) Party A has the right to know the production & operation and financial activities of Party B;

(4) Party A has the right to report Party B’s default behaviors, including avoidance of Party A’s supervision, principal and interest arrears and other default behaviors, to relevant department or unit;

(5) Party A has the right to personally implement the after-loan management for the loan issued thereby or employ the third party to do the same, including but not limited to the acquaintance and the field inspection of Party B’s production & operation and financial activities, loan utilization, funds or other matters agreed in the Loan Contract;

(6) In case Party B fails to repay the loan principal and interest as scheduled at a full amount, Party A or the third party employed thereby has the right to take collection actions (including but not limited to short message, email, telephone, etc.), and all expenses incurred by the collection, including but not limited to express fee, counsel fee, travel expense, etc., should be borne by Party B;

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(7) In case the condition specified in Article XI of the Contract occurs and Party A believes that the creditor’s rights thereof under the Contract may be endangered or Party B violates the Contract, Party A has the right to announce the immediate expiry of all loans under the Contract and request Party B to immediately repay all outstanding principals and interests;

(8) Other rights that Party A should entitle according to laws & regulations and the Contract.

9.2 Party A’s obligations

(1) Party A should issue the loans as agreed in the Contract, except the delay caused by Party B or other reasons not attributed to Party A;

(2) Party A should have the confidentiality responsibility for relevant financial information and production & operation business secrets provided by Party B, except that such information should be disclosed as required by laws & regulations and the supervision department or the administrative department, or is disclosed to the intermediary organ employed thereby.

9.3 Party A’s statement and promise

Party A states and promises as follows:

(1) Party A is a limited liability company validly existing and established under laws, and has the subject qualification for signing the Contract;

(2) Party A signs and performs the Contract for the truthful intentions thereof, and has obtained all necessary legal authorizations, and completely handled all legal procedures for signing and performing the Contract;

(3) Party A will issue the loan to Party B as agreed, and the contract signing and performance will not violate any obligation under the Loan Contract.

Article X Party B’s Rights and Obligations, Statement and Promise

10.1 Party B’s rights

(1) Party B has the right to withdraw and utilize the loan according to the loan term and the intended use agreed in the Contract;

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(2) Party B has the right to request Party A to bear the confidentiality responsibility for relevant financial information and business secrets regarding production & operation, except that such information should be disclosed according to laws & regulations, rules and the Contract.

10.2 Party B’s obligation

(1) Party B should withdraw the loans as agreed in the Contract;

(2) Party B should, as required by Party A, provide relevant financial accounting information and production & operation information to Party A, including but not limited to balance sheet, profit and loss statement, cash flow statement, loan utilization, and should be responsible for the authenticity, legality, completeness and validity of the information provided thereby;

(3) Party B should utilize the loans as agreed in the Contract, and should not occupy or embezzle for other purposes or utilize for the projects violating national laws & regulations and policies;

(4) Party B should positively cooperate for and conscientiously accept the inspection and supervision from Party A or the third party employed thereby, upon the production & operation and financial activities and the utilization of the loans under the Contract;

(5) Party B should pay the loan principal and interest and other payables as agreed in the Contract;

(6) Party B should bear the expenses of relevant insurance under the Contract;

(7) Party B and the investors thereof should not secretly withdraw the funds or transfer assets to avoid the debts owed to Party A;

(8) In case of transferring all or part of the debts under the Contract to the third party, Party B should obtain the corresponding consent from Party A in advance;

(9) In case of changing name, legal representative (responsible person), residence, business scope, registered capital, etc. within the contract term, Party B should inform Party A in a written form within ten days after occurrence;

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(10) In case of involving in insurance acceptance, rent, shareholding reform, joint operation, consolidation, merge, separation, joint venture, capital reduction, stock right transfer, major assets transfer and other behaviors which are sufficient to influence the realization of the creditor’s rights of Party A within the contract term, Party B should inform Party A in a written form at least thirty days in advance and obtain the corresponding consent, and should pay off and guarantee the debts under the Contract; or else, the above behaviors should not be allowed before all debts are paid off for Party A;

(11) In case Party B suffers from business suspension, bankruptcy, dismission, rectification, business license cancellation or revoking, etc. within the contract term, the Contract should be deemed to be expired. Party B should inform Party A in a written form within three days after occurrence and immediately repay the loan principal and interest;

(12) In case Party B involves in the events that may threaten the normal operation thereof or bring significant adverse influence on the performance of the repayment obligation under the Contract, including but not limited to major economic dispute, litigation, financial condition deterioration, production & operation difficulty, bankruptcy, dismission, business suspension for rectification, business license cancellation or revoking, etc. within the contract term, Party B should inform Party A in a written form within three days after occurrence, and should pay off and guarantee the debts under the Contract as required by Party A;

(13) Party B should guarantee various guarantors (if any) to cooperate with Party A for concluding and signing various guaranty contracts (if any) and handle relevant notarization and registration procedures, etc;

(14) In case any guarantor under the Contract involves in production suspension, business suspension, registration cancellation, business license revoking, bankruptcy, etc., or completely or partially loses the guarantee capability for the loan concerned, Party B should timely provide other guarantees accepted by Party A;

(15) Within the contract term, Party B should not provide dividends to the shareholders;

(16) Party B should bear all responsibilities for the losses caused thereby to Party A.

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10.3 Party B’s statement and promise

Party B states and promises to Party A as follows, and Party A issues the loans under the Contract according to such statement and promise:

(1) Party B is a validly existing legal entity registered under the laws and the regulations of the People’s Republic of China. As of the loan issuance date, Party B is continuously under normal operation state, without any existing or reasonably predicted factors probably influencing the continuous and normal operation thereof within the contract term;

(2) Party B signs and performs the Contract for the truthful intentions thereof, and has obtained all necessary legal authorizations; the above authorizations and the contract signing and performance behaviors under the authorizations should not violate articles of incorporation or other organization documents or any binding laws, regulations, rules and other normative documents, judicial decision, contract, promise or arrangement; the procedure for signing and performing the Contract should have been completely handled and is legally valid;

(3) All documents, information, statements, vouchers, etc. provided thereby to Party A under the Contract should be truthful, accurate, complete and legally valid, without any misleading statement, false record or significant omission;

(4) Party B should not conceal any existing or probably existing conditions probably enabling Party A to disagree the loan issuance under the Contract, including but not limited to:

1) Significant discipline violation, law violation or claimed compensation concerning Party B or the main responsible persons thereof;

2) The default events under the contract concluded and signed with any other creditor;

3) Such dispute events as litigation and arbitration;

4) The debts borne thereby and the guarantees provided thereby;

5) Other conditions probably influencing the financial condition and the debt paying ability.

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(5) Party B should agree Party A to check the credit status thereof from People's Bank of China, the credit database approved to be established by the competent department for credit investigation, relevant unit and department, or reasonably utilize and disclose the information for business needs;

(6) The legal documents corresponding to the existing financing and/or guarantee (if any) should exclude any article which restricts Party B for re-financing and/or providing guarantee, or which may influence the performance of Party B’s obligations under the Contract.

In case of contract modification, supplementation or alteration, Party B should be deemed to repeatedly make the above statement and promise.

Article XI Default Responsibility

11.1 Default

(1) In case of any one of the following conditions, Party B should be deemed to violate the Contract:

1) Party B fails to provide truthful, complete and valid financial accounting information, production & operation information and other relevant information as required by Party A, or conceals the information probably influencing the debt paying ability thereof;

2) Party B fails to utilize the loans as agreed by both parties, or refuses or obstructs Party A or the third party employed thereby to supervise and inspect the loan utilization;

3) Party B fails to repay the loan principal or any interest or other payables (if any);

4) Party B transfers assets or secretly withdraws the capitals to evade debts;

5) Party B suffers from business deterioration and financial condition deterioration, cannot pay off the due debts, involves in or will involve in major litigation or arbitration procedure or other legal dispute, bears any other debts, etc., and Party A believes that the above events may influence or have influenced or damaged the rights and interests thereof under the Contract;

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6) Party B involves in contracting, rent, consolidation, merge, joint venture, separation, joint operation, shareholding reform, registered capital reduction, or has other behaviors for business pattern change or business mechanism transform, and Party A believes that the above events or behaviors may influence or have influenced or damaged the rights and interests thereof under the Contract;

7) Party B changes legal representative/controlling shareholder/actual controller, or cannot normally perform the duty thereof or involves in major economic dispute or suffers from financial condition deterioration, compulsory measure, right limitation or unavailable contact, etc.;

8) Any other debt borne thereby has influenced or may influence Party A upon the obligation performance thereof under the Contract;

9) Without the consent from Party A, Party B provides dividends to the shareholders within the contract term;

10) Party B involves in such legal procedures as trusteeship, take-over, rectification, reconciliation, reorganization, bankruptcy or dismission, or the business license thereof is forcedly revoked by relevant authority, or Party B is ordered by relevant authority to be suspended, closed, cancelled or dismissed;

11) In case the enterprise and/or the guarantor affiliated to Party B, the associated party or the actual controller are/is believed by Party A to be under significant adverse situation, or have/has any violation behavior against any project cooperation with Party A, the associated party or other third party of Party A, or against any contract signed thereby, Party A has the right to take the remedy measure for the breach of contract as agreed in Article 11.2 of the Contract; in case of severe default, Party A has the right to announce the termination of all project cooperation with Party B;

12) Party B violates other articles of the Contact or involves in other events that, in Party A’s opinion, influence the realization of the creditor’s rights thereof;

(2) In case the pledgor involves in any one of the following conditions, Party A believes that such condition may influence the guarantee capability of the pledgor and requests the pledgor to eliminate the adverse effect caused thereby, but the pledgor and Party B fail to cooperate, or Party B refuses to provide the new guarantee accepted by Party A and/or other remedial measures, Party B should be deemed to violate the Contract:

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1) When signing the Gold Pledge Contract, the pledgor conceals the equity disposal of the pledge from Party A, including but not limited to pledge rent & selling, the pledgor’s behaviors for transfer of usufruct & management right and long-term rent collection, pledge hypothecation & mortgage, etc.;

2) The third party causes the damage, loss or devaluation of the pledge, but the pledgor fails to provide the damage compensation as agreed in the Gold Pledge Contract;

3) The pledgor’s behavior is sufficient to devaluate the pledge, and Party A requests the pledgor to stop such behavior and recover the pledge or provide the corresponding guarantee, but the pledgor refuses or fails to implement as required by Party A;

4) Without the written consent from Party A, the pledgor disposes the pledge through donation, transfer, rent, repeated mortgage, migration or other modes, or sets other rights upon the pledge;

5) Although the pledgor is agreed by Party A to dispose the pledge, but the revenue obtained from the pledge disposal is not disposed according to the Gold Pledge Contract;

6) The pledge damage, loss or devaluation is sufficient to influence the debt settlement under the Contract, and the pledgor fails to timely recover the pledge value or provide other guarantees accepted by Party A or supplement the corresponding cash as agreed in Article 11 of the Gold Pledge Contract;

7) The compulsory execution notarization is not handled according to the corresponding regulations of the Contract and the Gold Pledge Contract;

8) The pledgor’s other default behaviors specified in the Gold Pledge Contract.

11.2 Remedy measure for breach of contract

In case of any default event mentioned above, Party A has the right to take one or more following measures:

(1) Stop issuing loans granted to Party B

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(2) Announce the immediate expiry of the loan, beforehand collect all loan issued thereby, request Party B to immediately pay off the loan principle, interest and other relevant funds under the Contract;

(3) Collect the default penalty from Party B at [20]% of the loan principal;

(4) Perform the guarantee right;

(5) Terminate the Contract and various guaranty contracts (if any);

(6) Other measures specified in laws & regulations, the Contract and the accessory contract;

Where Party A realizes the creditor’s rights under the Contract through litigation due to Party B’s default behavior, Party B should bear the reasonable expenses (including but not limited to legal fare, reasonable counsel fee, etc.) for Party A to realize the creditor’s rights thereof.

11.3 Special agreement

Within [thirty] days since the signing of the Loan Contract, in case Party B fails to perform relevant obligations under the Contract without a warrant, Party B should pay RMB [THREE MILLION ONLY] as the default penalty once for all to Party A. Meanwhile, Party A has the right to unilaterally terminate the Contract.

Article XII Contract Alteration and Termination

Unless otherwise specified in the Contract, after the Contract comes into effect, any party should not unilaterally alter or terminate the Contract. Any contract modification or alteration must be agreed by both parties through negotiation, and the corresponding written agreement should be provided.

Article XIII Applicable Laws and Dispute Solution

13.1 In case of any dispute caused by the Contract or pertinent to the Contract, the parties concerned should solve such dispute through negotiation or conciliation; if failed, both parties should submit the dispute to the jurisdictional people’s court at the place where Party A is located.

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13.2 The establishment, interpretation, performance and dispute solution of the Contract are all applicable to existing laws, administrative regulations and rules in China.

13.3 During dispute solution, the articles of the Contract, not involved in the dispute, should be continuously executed, and both parties should not refuse to perform any obligation under the Contract on the excuse of dispute solution.

Article XIV Compulsory Execution Notarization

14.1 Both parties hereto jointly confirm that within three working days since the contract signing, both parties are willing to apply to the notary office for handling the compulsory execution notarization for the Contract.

14.2 Party B promises: in case of failing to perform or incompletely performing the obligations under the Contract, Party B is willing to accept the compulsory execution of the judiciary authority concerned, without the need of any judicial proceedings; Party A may, according to Article CCXXXVIII of the Civil Procedure Law, directly apply to the jurisdictional people’s court for compulsory execution, without the need of any judicial proceedings, and Party B should waive the defense right for Party A’s direct application for compulsory execution.

14.3 Both parties hereto jointly confirm: both parties have completely and clearly understood the implication, content, procedure, effect, etc. of the compulsory execution in relevant laws & regulations and normative documents.

14.4 In case Party B fails to perform or improperly performs the notarized debt claim with compulsory execution effect, Party A has the right to apply to the notary organ for issuing the execution certificate. Party B promises to fully cooperate for Party A’s application behavior (including but not limited to the cooperation for the verification procedure at the notary office). In case Party B fails to perform the mentioned obligations as scheduled, Party B hereby confirms: under the absence of Party B, after the notary office completes the verification according to Party A’s application and the internal procedure thereof, the verification procedure should be deemed to be completed at the notary office, and Party B should completely accept the legal consequence incurred thereby.

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14.5 This article is preferentially applicable to Article 13.1 of the Contract. The expense for the application of the compulsory execution should be borne by Party B.

Article XV Notification and Delivery

15.1 All notices, documents, information, etc. sent or provided by both parties during contract performance should be delivered according to the contact information listed in Article 15.2 of the Contract. In case one party changes the contact information, the party concerned should inform the other party in a written form (fax or EMS should be valid) within three days since the change of the contact information; or else, when the party not changing the contact information informs the other party in a written form — fax or EMS according to the contact information indicated in the Contract, relevant information should be deemed to be delivered.

15.2 Contact information of the two parties is as follows:

Party A: AVIC Capital Investment Management (Shenzhen) Co., Ltd

Contact Address: 3906# Times Square Excellence, Futian Centre, Shenzhen City

Post Code: 518017

Contact Person: Gao Haifeng

Telephone: +8613581829156

Fax:

Email: gaohf@aviccapital.com

Party B: Wuhan Kingold Jewelry Inc.

Contact Address: 15# Huangpu Science and Technology Park, Jiang’an District, Wuhan City

Post Code: 430023

Contact Person: Hu Qiao

Telephone: 13317109760

Fax: 027-65694977

Email: webmaster@kingold.com.cn

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15.3 The notification should be deemed to be delivered to the informed party on the following date:

(1) The notification sent by a specially-assigned person should be deemed to be effectively delivered on the delivery date;

(2) The notification sent as a registered letter should be deemed to be effectively delivered on the third day after mailing (postmark as the voucher);

(3) The notification sent by fax should be deemed to be effectively delivered when the fax machine generates the corresponding confirmation for successful transmission;

(4) The notification sent by EMS should be deemed to be effectively delivered on the second day after mailing (postmark as the voucher);

(5) The notification sent by email should be deemed to be effectively delivered on the date when the successful transmission information is displayed in the mail system of the sender.

Article XIV Other Issues

16.1 Any supplemental agreement concluded and signed between both parties for the issues not mentioned in the Contract should be made as the annex of the Contract and should have equal legal effect.

16.2 The Loan Receipt under the Contract and relevant documents confirmed by both parties should be deemed as an integral part of the Contract.

16.3 Party B should have read all articles of the Contract, completely known and comprehensively understood the implications of the articles of the Contract and the corresponding legal consequence. As required by Party B, Party A should have interpreted the corresponding articles of the Contract.

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16.4 During contract performance, in case Party A fails to perform or timely perform any right under the Contract, Party A should not be deemed to waive this right and such behavior should not influence the performance of other rights of Party A or the performance of any obligation of Party B under the Contract. All right waivers should be made in a written form.

16.5 The statements and the promises mentioned in the Contract should be separated from and independent of each other. Unless otherwise specified clearly or agreed by both parties in a written form, any statement or promise should not be expressed or restricted on the excuse of any opposite implication probably included in any other article of the Contract. In case an article or a part of an article of the Contract is or will be invalid, such invalid article or invalid part should not influence the Contract and the validity of the other articles or the other contents of the articles therein.

16.6 Any violation against any statement or promise clearly indicated and agreed in the Contract should be deemed as a default behavior.

16.7 Both parties hereto should prepare and sign or guarantee to prepare and sign the further actions, behaviors, events and documents needed for executing the articles of the Contract in order to fully achieve the expected purpose of the Contract.

16.8 Any title for an article of the Contract is only for convenient reading, and should not be deemed as a part of the Contract in any case or as the restriction to the article concerned.

16.9 The Contract should be deemed as a complete document concluded and signed by both parties for the issues concerned. The Contract and any annex of the Contract should be deemed to compose all agreements concluded between both parties. In case of any inconsistency between the Contract and the letter of intent previously signed by the parties or any other legal document or any written or oral agreement, the Contract should prevail.

16.10 The Contract should come into effect since being signed (or stamped) by the legal representatives/responsible persons of both parties and stamped with the corresponding official seal (or special seal for contract), and should be terminated on the date when the loan principal, interest, default interest, default penalty and other payables (if any) are paid off.

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16.11 The Contract is made into [nine] parts with equal legal effect. Party A holds [three copies], Party B holds [two] copies, and the rest copies are used for handling the compulsory execution notarization, mortgage (pledge) procedure, etc.

When signing the Contract, the parties concerned should have read and understood all articles of the Contract, without any objection, and should have accurately understood the legal relation between both parties and the legal implications of the articles regarding rights, obligations and responsibilities. Any party should not propose any objection upon any article of the Contract on the excuse of serious misunderstanding, obvious unfairness, etc.

(The reminder of this page is intentionally left blank)

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(This is the signature page of the Loan Contract (Contract No.: “”), no text)

Party A: AVIC Capital Investment Management (Shenzhen) Co., Ltd	Party B: Wuhan Kingold Jewelry Inc.

(Official Seal/Special Seal for Contract)	(Official Seal/Special Seal for Contract)

Legal Representative or Authorized Representative:	Legal Representative or Authorized Representative:

(Signature/Seal)	(Signature/Seal)

Date of Contract Signing:

Place of Contract Signing:

24